Third Point Reinsurance Ltd.

Financial Supplement
September 30, 2015

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

The Waterfront, Chesney House, 1st Floor	Manoj Gupta - Head of Investor Relations and Business Development
96 Pitts Bays Road	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.

Basis of Presentation and Non-GAAP Financial Measures:

Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Reinsurance Investment Management Ltd. as the “Catastrophe Fund Manager,” Third Point Reinsurance Opportunities Fund Ltd. as the “Catastrophe Fund” and Third Point Re Cat Ltd. as the “Catastrophe Reinsurer.” We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:

This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) operational structure currently is being developed; (iii) fluctuation in results of operations; (iv) more established competitors; (v) losses exceeding reserves; (vi) downgrades or withdrawal of ratings by rating agencies; (vii) dependence on key executives; (viii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (ix) potential inability to pay dividends; (x) inability to service the Company’s indebtedness; (xi) limited cash flow and liquidity due to indebtedness; (xii) unavailability of capital in the future; (xiii) fluctuations in market price of the Company's common shares; (xiv) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xv) suspension or revocation of reinsurance licenses; (xvi) potentially being deemed an investment company under U.S. federal securities law; (xvii) potential characterization of the Company and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company; (xviii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures; (xix) dependence on Third Point LLC to implement the Company’s investment strategy; (xx) termination by Third Point LLC of the investment management agreements; (xxi) risks associated with the Company’s investment strategy being greater than those faced by competitors; (xxii) increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation; (xxiii) the Company potentially becoming subject to U.S. federal income taxation; (xxiv) the Company potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act provisions; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended September 30, 2015 and 2014	Page 7
Segment Reporting - Nine months ended September 30, 2015 and 2014	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Catastrophe Risk Management Segment - by Quarter	Page 10
Corporate Function - by Quarter	Page 11
Gross Premiums Written by Lines of Business - by Quarter	Page 12

Investments
Investments Managed by Third Point LLC - by Quarter	Page 13
Investment Return by Investment Strategy - by Quarter	Page 14

Other
General and Administrative Expenses - by Quarter	Page 15
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 16
Earnings (Loss) per Share - by Quarter	Page 17
Return on Beginning Shareholders’ Equity - by Quarter	Page 18

Third Point Reinsurance Ltd.
Key Performance Indicators
September 30, 2015 and 2014
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss(1)	$(5,835)	$(1,761)	$(19,082)	$(9,010)
Combined ratio(1)	102.8%	101.7%	104.1%	103.6%

Key investment return metrics:
Net investment income (loss)	$(193,156)	$1,552	$(89,627)	$92,072
Net investment return on investments managed by Third Point LLC	(8.7)%	(0.04)%	(4.3)%	5.5%

Key shareholders’ value creation metrics:
Book value per share(2) (3)	$12.81	$14.04	$12.81	$14.04
Diluted book value per share(2) (3)	$12.45	$13.55	$12.45	$13.55
Growth in diluted book value per share(2)	(11.8)%	(0.3)%	(8.1)%	4.3%
Return on beginning shareholders’ equity(2)	(12.8)%	(0.4)%	(8.9)%	4.7%

(1)	Refer to accompanying “Segment Reporting - Three and nine months ended September 30, 2015 and 2014” results for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(3)	Prior year comparative represents amounts as of December 31, 2014.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Assets
Equity securities, trading, at fair value	$1,289,840	$1,332,489	$1,239,988	$1,177,796	$956,604
Debt securities, trading, at fair value	737,039	801,725	736,243	569,648	660,677
Other investments, at fair value	52,882	72,699	61,466	83,394	97,765
Total investments in securities and commodities	2,079,761	2,206,913	2,037,697	1,830,838	1,715,046
Cash and cash equivalents	10,819	46,800	12,348	28,734	32,693
Restricted cash and cash equivalents	604,428	589,231	583,474	417,307	261,966
Due from brokers	303,597	263,440	228,793	58,241	182,927
Securities purchased under an agreement to sell	—	17,963	17,630	29,852	19,897
Derivative assets, at fair value	27,337	27,995	25,223	21,130	37,260
Interest and dividends receivable	10,030	5,508	5,902	2,602	5,032
Reinsurance balances receivable	314,693	291,226	250,154	303,649	269,747
Deferred acquisition costs, net	192,451	180,452	164,096	155,901	124,373
Unearned premiums ceded	808	1,226	—	—	91
Loss and loss adjustment expenses recoverable	184	184	408	814	1,412
Other assets	14,231	5,923	6,857	3,512	3,701
Total assets	$3,558,339	$3,636,861	$3,332,582	$2,852,580	$2,654,145
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$12,298	$12,356	$8,792	$10,085	$7,521
Reinsurance balances payable	34,833	32,662	53,798	27,040	21,651
Deposit liabilities	167,210	147,161	146,719	145,430	142,990
Unearned premium reserves	567,565	571,580	508,014	433,809	363,666
Loss and loss adjustment expense reserves	420,649	312,945	273,937	277,362	187,313
Securities sold, not yet purchased, at fair value	172,074	151,115	104,857	82,485	45,667
Securities sold under an agreement to repurchase	—	10,992	61,939	—	—
Due to brokers	695,019	681,280	465,558	312,609	306,927
Derivative liabilities, at fair value	22,495	19,139	17,020	11,015	12,346
Performance fee payable to related party	—	25,059	15,844	—	21,837
Interest and dividends payable	1,673	3,678	1,617	697	589
Senior notes payable, net of deferred costs	113,332	113,290	113,315	—	—
Total liabilities	2,207,148	2,081,257	1,771,410	1,300,532	1,110,507
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,548	10,526	10,517	10,447	10,403
Additional paid-in capital	1,078,327	1,073,369	1,069,617	1,065,489	1,063,254
Retained earnings	246,394	442,109	426,447	375,977	390,656
Shareholders’ equity attributable to shareholders	1,335,269	1,526,004	1,506,581	1,451,913	1,464,313
Non-controlling interests	15,922	29,600	54,591	100,135	79,325
Total shareholders’ equity	1,351,191	1,555,604	1,561,172	1,552,048	1,543,638
Total liabilities and shareholders’ equity	$3,558,339	$3,636,861	$3,332,582	$2,852,580	$2,654,145

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenues
Gross premiums written	$205,583	$126,403	$603,259	$359,498
Gross premiums ceded	(375)	(150)	(1,852)	(150)
Net premiums written	205,208	126,253	601,407	359,348
Change in net unearned premium reserves	3,597	(17,305)	(132,949)	(98,388)
Net premiums earned	208,805	108,948	468,458	260,960
Net investment income (loss)	(193,156)	1,552	(89,627)	92,072
Total revenues	15,649	110,500	378,831	353,032
Expenses
Loss and loss adjustment expenses incurred, net	158,537	60,115	316,336	150,783
Acquisition costs, net	50,509	38,317	152,664	93,331
General and administrative expenses	9,822	10,124	35,797	29,698
Other expenses	670	2,982	5,686	4,789
Interest expense	2,074	—	5,162	—
Foreign exchange gains	(746)	—	(800)	—
Total expenses	220,866	111,538	514,845	278,601
Income (loss) before income tax (expense) benefit	(205,217)	(1,038)	(136,014)	74,431
Income tax (expense) benefit	7,781	(1,542)	5,768	(3,917)
Income (loss) including non-controlling interests	(197,436)	(2,580)	(130,246)	70,514
(Income) loss attributable to non-controlling interests	1,721	(3,417)	663	(5,440)
Net income (loss)	$(195,715)	$(5,997)	$(129,583)	$65,074
Earnings (loss) per share
Basic	$(1.88)	$(0.06)	$(1.25)	$0.63
Diluted	$(1.88)	$(0.06)	$(1.25)	$0.61
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,117,448	103,295,920	103,931,871	103,275,204
Diluted	104,117,448	103,295,920	103,931,871	106,454,775

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings (loss) per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings (loss) per share calculations. We treat certain of our unvested restricted shares as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Revenues
Gross premiums written	$205,583	$184,342	$213,334	$253,802	$126,403
Gross premiums ceded	(375)	(1,425)	(52)	—	(150)
Net premiums written	205,208	182,917	213,282	253,802	126,253
Change in net unearned premium reserves	3,597	(62,339)	(74,207)	(70,230)	(17,305)
Net premiums earned	208,805	120,578	139,075	183,572	108,948
Net investment income (loss)	(193,156)	38,611	64,918	(6,490)	1,552
Total revenues	15,649	159,189	203,993	177,082	110,500
Expenses
Loss and loss adjustment expenses incurred, net	158,537	76,053	81,746	132,364	60,115
Acquisition costs, net	50,509	47,498	54,657	43,875	38,317
General and administrative expenses	9,822	14,267	11,708	10,310	10,124
Other expenses	670	2,315	2,701	2,606	2,982
Interest expense	2,074	2,052	1,036	—	—
Foreign exchange (gains) losses	(746)	139	(193)	—	—
Total expenses	220,866	142,324	151,655	189,155	111,538
Income (loss) before income tax (expense) benefit	(205,217)	16,865	52,338	(12,073)	(1,038)
Income tax (expense) benefit	7,781	(708)	(1,305)	(1,731)	(1,542)
Income (loss) including non-controlling interests	(197,436)	16,157	51,033	(13,804)	(2,580)
(Income) loss attributable to non-controlling interests	1,721	(495)	(563)	(875)	(3,417)
Net income (loss)	$(195,715)	$15,662	$50,470	$(14,679)	$(5,997)
Earnings (loss) per share
Basic	$(1.88)	$0.15	$0.48	$(0.14)	$(0.06)
Diluted	$(1.88)	$0.15	$0.47	$(0.14)	$(0.06)
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	104,117,448	103,927,761	103,753,065	103,324,616	103,295,920
Diluted	104,117,448	106,696,874	106,144,183	103,324,616	103,295,920

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings (loss) per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings (loss) per share calculations. We treat certain of our unvested restricted shares as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended September 30, 2015 and 2014
(expressed in thousands of U.S. dollars)

	Three months ended September 30, 2015				Three months ended September 30, 2014
	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$205,729	$(146)	$—	$205,583	$124,931	$1,472	$—	$126,403
Gross premiums ceded	(375)	—	—	(375)	(150)	—	—	(150)
Net premiums written	205,354	(146)	—	205,208	124,781	1,472	—	126,253
Change in net unearned premium reserves	3,597	—	—	3,597	(23,294)	5,989	—	(17,305)
Net premiums earned	208,951	(146)	—	208,805	101,487	7,461	—	108,948
Expenses
Loss and loss adjustment expenses incurred, net	158,387	150	—	158,537	60,121	(6)	—	60,115
Acquisition costs, net	50,527	(18)	—	50,509	37,571	746	—	38,317
General and administrative expenses	5,872	32	3,918	9,822	5,556	648	3,920	10,124
Total expenses	214,786	164	3,918	218,868	103,248	1,388	3,920	108,556
Net underwriting loss	(5,835)	n/a	n/a	n/a	(1,761)	n/a	n/a	n/a
Net investment income (loss)	(51,988)	1	(141,169)	(193,156)	(137)	882	807	1,552
Other expenses	(670)	—	—	(670)	(2,982)	—	—	(2,982)
Interest expense	—	—	(2,074)	(2,074)	—	—	—	—
Foreign exchange gains	—	—	746	746	—	—	—	—
Income tax (expense) benefit	—	—	7,781	7,781	—	—	(1,542)	(1,542)
Segment income (loss) including non-controlling interests	(58,493)	(309)	(138,634)	(197,436)	(4,880)	6,955	(4,655)	(2,580)
Segment (income) loss attributable to non-controlling interests	—	140	1,581	1,721	—	(3,325)	(92)	(3,417)
Segment income (loss)	$(58,493)	$(169)	$(137,053)	$(195,715)	$(4,880)	$3,630	$(4,747)	$(5,997)

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	75.8%				59.2%
Acquisition cost ratio	24.2%				37.0%
Composite ratio	100.0%				96.2%
General and administrative expense ratio	2.8%				5.5%
Combined ratio	102.8%				101.7%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Segment Reporting - Nine months ended September 30, 2015 and 2014
(expressed in thousands of U.S. dollars)

	Nine months ended September 30, 2015				Nine months ended September 30, 2014
	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$603,303	$(44)	$—	$603,259	$347,495	$12,003	$—	$359,498
Gross premiums ceded	(1,852)	—	—	(1,852)	(150)	—	—	(150)
Net premiums written	601,451	(44)	—	601,407	347,345	12,003	—	359,348
Change in net unearned premium reserves	(133,001)	52	—	(132,949)	(96,069)	(2,319)	—	(98,388)
Net premiums earned	468,450	8	—	468,458	251,276	9,684	—	260,960
Expenses
Loss and loss adjustment expenses incurred, net	316,186	150	—	316,336	150,789	(6)	—	150,783
Acquisition costs, net	152,665	(1)	—	152,664	92,477	854	—	93,331
General and administrative expenses	18,681	463	16,653	35,797	17,020	2,160	10,518	29,698
Total expenses	487,532	612	16,653	504,797	260,286	3,008	10,518	273,812
Net underwriting loss	(19,082)	n/a	n/a	n/a	(9,010)	n/a	n/a	n/a
Net investment income (loss)	(23,623)	69	(66,073)	(89,627)	13,458	944	77,670	92,072
Other expenses	(5,686)	—	—	(5,686)	(4,789)	—	—	(4,789)
Interest expense	—	—	(5,162)	(5,162)	—	—	—	—
Foreign exchange gains	—	—	800	800	—	—	—	—
Income tax (expense) benefit	—	—	5,768	5,768	—	—	(3,917)	(3,917)
Segment income (loss) including non-controlling interests	(48,391)	(535)	(81,320)	(130,246)	(341)	7,620	63,235	70,514
Segment (income) loss attributable to non-controlling interests	—	156	507	663	—	(3,854)	(1,586)	(5,440)
Segment income (loss)	$(48,391)	$(379)	$(80,813)	$(129,583)	$(341)	$3,766	$61,649	$65,074

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	67.5%				60.0%
Acquisition cost ratio	32.6%				36.8%
Composite ratio	100.1%				96.8%
General and administrative expense ratio	4.0%				6.8%
Combined ratio	104.1%				103.6%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Revenues
Gross premiums written	$205,729	$184,191	$213,383	$253,810	$124,931
Gross premiums ceded	(375)	(1,425)	(52)	—	(150)
Net premiums written	205,354	182,766	213,331	253,810	124,781
Change in net unearned premium reserves	3,597	(62,384)	(74,214)	(72,789)	(23,294)
Net premiums earned	208,951	120,382	139,117	181,021	101,487
Expenses
Loss and loss adjustment expenses incurred, net	158,387	76,053	81,746	132,391	60,121
Acquisition costs, net	50,527	47,475	54,663	43,677	37,571
General and administrative expenses	5,872	6,242	6,567	5,495	5,556
Total expenses	214,786	129,770	142,976	181,563	103,248
Net underwriting loss	(5,835)	(9,388)	(3,859)	(542)	(1,761)
Net investment income (loss)	(51,988)	9,790	18,575	(2,153)	(137)
Other expenses	(670)	(2,315)	(2,701)	(2,606)	(2,982)
Segment income (loss)	$(58,493)	$(1,913)	$12,015	$(5,301)	$(4,880)

Underwriting ratios (1):
Loss ratio	75.8%	63.2%	58.8%	73.1%	59.2%
Acquisition cost ratio	24.2%	39.4%	39.3%	24.1%	37.0%
Composite ratio	100.0%	102.6%	98.1%	97.2%	96.2%
General and administrative expense ratio	2.8%	5.2%	4.7%	3.0%	5.5%
Combined ratio	102.8%	107.8%	102.8%	100.2%	101.7%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Catastrophe Risk Management Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Revenues
Gross premiums written	$(146)	$151	$(49)	$(8)	$1,472
Gross premiums ceded	—	—	—	—	—
Net premiums written	(146)	151	(49)	(8)	1,472
Change in net unearned premium reserves	—	45	7	2,559	5,989
Net premiums earned	(146)	196	(42)	2,551	7,461
Expenses
Loss and loss adjustment expenses incurred, net	150	—	—	(27)	(6)
Acquisition costs, net	(18)	23	(6)	198	746
General and administrative expenses	32	198	233	953	648
Total expenses	164	221	227	1,124	1,388
Net investment income	1	43	25	284	882
Segment income (loss) including non-controlling interests	(309)	18	(244)	1,711	6,955
Segment (income) loss attributable to non-controlling interests	140	(64)	80	(871)	(3,325)
Segment income (loss)	$(169)	$(46)	$(164)	$840	$3,630

Note: In December 2014, we announced that we would no longer accept investments in the Catastrophe Fund, that no new business would be written in the Catastrophe Reinsurer and that we would be redeeming all existing investments in the Catastrophe Fund.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	3,918	7,827	4,908	3,862	3,920
Total expenses	3,918	7,827	4,908	3,862	3,920
Net investment income (loss)	(141,169)	28,778	46,318	(4,621)	807
Interest expense	(2,074)	(2,052)	(1,036)	—	—
Foreign exchange gains (losses)	746	(139)	193	—	—
Income tax (expense) benefit	7,781	(708)	(1,305)	(1,731)	(1,542)
Segment income (loss) including non-controlling interests	(138,634)	18,052	39,262	(10,214)	(4,655)
Segment income attributable to non-controlling interests	1,581	(431)	(643)	(4)	(92)
Segment income (loss)	$(137,053)	$17,621	$38,619	$(10,218)	$(4,747)

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014

Property	$21,863	$27,535	$21,456	$28,258	$(2,810)

Workers Compensation	14,769	44,357	5,729	8,327	17,698
Auto	91,565	73,666	(16,241)	14,029	70,581
General Liability	55,646	21,134	20,365	172	40,190
Professional Liability	—	10,000	—	—	—
Casualty	161,980	149,157	9,853	22,528	128,469

Agriculture	—	(1)	—	26	84
Credit & Financial lines	20,611	7,500	18,875	8,026	(141)
Multi-line	1,275	—	163,199	194,972	(671)
Specialty	21,886	7,499	182,074	203,024	(728)

Total property and casualty reinsurance segment	205,729	184,191	213,383	253,810	124,931
Catastrophe risk management	(146)	151	(49)	(8)	1,472
	$205,583	$184,342	$213,334	$253,802	$126,403

Third Point Reinsurance Ltd.
Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Assets
Total investments in securities and commodities	$2,053,777	$2,181,728	$2,032,653	$1,828,761	$1,713,000
Cash and cash equivalents	10	25,221	29	3	10,003
Restricted cash and cash equivalents (1)	604,428	566,716	508,049	308,763	160,618
Due from brokers	303,597	263,440	228,793	58,241	182,927
Securities purchased under an agreement to sell	—	17,963	17,630	29,852	19,897
Derivative assets	27,337	27,995	25,223	21,130	37,260
Interest and dividends receivable	10,030	5,505	5,898	2,590	5,021
Other assets	—	—	—	325	799
Total assets	$2,999,179	$3,088,568	$2,818,275	$2,249,665	$2,129,525
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$714	$846	$506	$464	$299
Securities sold, not yet purchased, at fair value	172,074	151,115	104,857	82,485	45,667
Securities sold under an agreement to repurchase	—	10,992	61,939	—	—
Due to brokers	695,019	681,280	465,558	312,609	306,927
Derivative liabilities	22,495	19,139	16,990	10,985	12,113
Performance fee payable to related party	—	25,059	15,844	—	21,837
Interest and dividends payable	647	657	602	697	589
Capital contributions received in advance	—	25,214	—	—	10,000
Non-controlling interest	15,597	16,317	15,885	40,241	20,302
Total liabilities and non-controlling interest	906,546	930,619	682,181	447,481	417,734
Total net investments managed by Third Point LLC	$2,092,633	$2,157,949	$2,136,094	$1,802,184	$1,711,791

Net investments - Capital	$1,491,118	$1,573,864	$1,566,798	$1,413,019	$1,418,473
Net investments - Float	601,515	584,085	569,296	389,165	293,318
Total net investments managed by Third Point LLC	$2,092,633	$2,157,949	$2,136,094	$1,802,184	$1,711,791

(1)	Includes amounts advanced to Third Point Re to fund collateral held in trust accounts.

Third Point Reinsurance Ltd.
Investment Return by Investment Strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014

Long/short equities	(8.2)%	1.1%	1.0%	0.9%	0.3%
Asset-backed securities	0.4%	1.1%	1.8%	0.0%	0.5%
Corporate and sovereign credit (1)	(1.0)%	(0.4)%	0.3%	(0.8)%	(0.8)%
Macro and other	0.1%	(0.1)%	(0.1)%	(0.5)%	0.0%
	(8.7)%	1.7%	3.0%	(0.4)%	(0.04)%

(1)
Effective January 1, 2015, we modified the presentation of our net investment return by investment strategy to include sovereign credit into the corporate and sovereign credit strategy from the macro and other strategy.  We believe this classification better represents our portfolio.  We have reclassified the 2014 returns in the table above to correspond to the current year’s presentation.

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Payroll and related	$3,500	$7,295	$4,663	$3,638	$4,184
Share compensation expenses	2,807	2,714	3,083	2,279	2,481
Legal and accounting	1,090	1,385	1,290	1,691	1,462
Travel and entertainment	649	789	985	818	672
Credit facility fees	466	519	431	418	200
IT related	366	347	366	500	329
Corporate insurance	222	276	295	262	273
Board of director and related	192	239	170	157	193
Occupancy	182	205	150	123	124
Other general and administrative expenses	348	498	275	424	206
	$9,822	$14,267	$11,708	$10,310	$10,124

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,351,191	$1,555,604	$1,561,172	$1,552,048	$1,543,638
Less: non-controlling interests	(15,922)	(29,600)	(54,591)	(100,135)	(79,325)
Shareholders’ equity attributable to shareholders	1,335,269	1,526,004	1,506,581	1,451,913	1,464,313
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	58,070	60,240	60,589	61,705	65,473
Fully diluted book value per share numerator:	$1,439,851	$1,632,756	$1,613,682	$1,560,130	$1,576,298
Basic and diluted book value per share denominator:
Issued and outstanding shares	104,217,321	104,000,321	103,890,670	103,397,542	103,324,616
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,788,391	6,005,391	6,040,275	6,151,903	6,528,647
Effect of dilutive restricted shares issued to employees	954,829	954,829	955,385	922,610	706,840
Diluted book value per share denominator:	115,611,704	115,611,704	115,537,493	115,123,218	115,211,266

Basic book value per share(1)	$12.81	$14.67	$14.50	$14.04	$14.17
Diluted book value per share(1)	$12.45	$14.12	$13.97	$13.55	$13.68

Change in diluted book value per share	(11.8)%	1.1%	3.1%	(1.0)%	(0.3)%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end. Diluted book value per share is calculated by dividing shareholders’ equity attributable to shareholders and adjusted to include unvested restricted shares and the exercise of all in-the-money options and warrants. For unvested restricted shares with a performance condition, we include the unvested restricted shares that we consider vesting to be probable. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2015(1)	June 30, 2015	March 31, 2015	December 31, 2014(1)	September 30, 2014(1)
Weighted-average number of common shares outstanding
Basic number of common shares outstanding	104,117,448	103,927,761	103,753,065	103,324,616	103,295,920
Dilutive effect of options	—	1,341,209	1,093,353	—	—
Dilutive effect of warrants	—	1,427,904	1,297,765	—	—
Diluted number of common shares outstanding	104,117,448	106,696,874	106,144,183	103,324,616	103,295,920

Basic net income (loss) per common share:
Net income (loss)	$(195,715)	$15,662	$50,470	$(14,679)	$(5,997)
Income allocated to participating shares	—	(50)	(179)	—	—
Net income (loss) available to common shareholders	$(195,715)	$15,612	$50,291	$(14,679)	$(5,997)

Basic net income (loss) per common share	$(1.88)	$0.15	$0.48	$(0.14)	$(0.06)

Diluted net income (loss) per common share
Net income (loss)	$(195,715)	$15,662	$50,470	$(14,679)	$(5,997)
Income allocated to participating securities	—	(49)	(175)	—	—
Net income (loss) available to common shareholders	$(195,715)	$15,613	$50,295	$(14,679)	$(5,997)

Diluted net income (loss) per common share	$(1.88)	$0.15	$0.47	$(0.14)	$(0.06)

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and convertible securities such as unvested restricted shares. Diluted earnings (loss) per share are based on the weighted average number of common shares and share equivalents including any dilutive effects of warrants, options and other awards under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as ‘‘participating securities”), be included in the number of shares outstanding for both basic and diluted earnings (loss) per share calculations. We treat certain of our unvested restricted shares as participating securities. In the event of a net loss, the participating securities are excluded from the calculation of both basic and diluted loss per share.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net income (loss)	$(195,715)	$15,662	$50,470	$(14,679)	$(5,997)
Shareholders’ equity attributable to shareholders - beginning of period	$1,526,004	$1,506,581	$1,451,913	$1,464,313	$1,467,229
Return on beginning shareholders’ equity	(12.8)%	1.0%	3.5%	(1.0)%	(0.4)%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning of period shareholders’ equity attributable to shareholders.